UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2020

J.JILL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38026	45-1459825
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Batterymarch Park

Quincy, MA 02169

(Address of principal executive offices) (Zip Code)

(617) 376-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Common Stock, $0.01 par value	JILL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported, on August 31, 2020, J.Jill, Inc. (the “Company”), Jill Acquisition LLC (the “Borrower”) and each of their direct and indirect subsidiaries entered into a Transaction Support Agreement (the “TSA”) with certain beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of term loan claims (the “Consenting Lenders”) and TowerBrook Capital Partners L.P. (along with certain of its affiliates, collectively, “TowerBrook”) to support a financial restructuring of the Company’s capital structure and indebtedness (the “Transaction”) on the terms set forth in the TSA. Subsequently, on September 11, 2020, the Company received the consent of the term loan lenders representing more than 95.0% of the aggregate outstanding principal amount of the term loan claims under the Company’s existing term loan facility (the “Existing Term Facility”) to proceed with the documentation and consummation of the Transaction on an out-of-court basis, pursuant to the terms and conditions set forth in the out-of-court term sheet attached as Exhibit A to the TSA (the “Out-of-Court Term Sheet”).

Pursuant to the Out-of-Court Term Sheet, the Company has implemented the following series of transactions (a) an amendment of the Company’s Existing Term Loan Facility (the lenders thereunder, the “Existing Term Lenders”) to, among other things, waive any non-compliance with the terms of the Existing Term Facility, (b) entry into a new senior secured priming term loan facility (the “Priming Credit Agreement” and, the lenders thereunder, the “Priming Lenders”), the proceeds of which have been used to repurchase the term loans under the Existing Term Facility (the “Existing Term Loans”) from the Consenting Lenders, (c) an amendment of the Company’s existing ABL credit facility (the “ABL Facility” and, the lenders thereunder, the “Existing ABL Lenders”), to, among other things, waive any non-compliance with the terms of the ABL Facility, and (d) the provision by TowerBrook and certain other investors (collectively, the “Junior Facility Lenders”) of new capital pursuant to a subordinated term loan facility (the “Subordinated Facility” and, the lenders thereunder, the “Subordinated Lenders”).

Existing Term Facility

On September 30, 2020, in accordance with the TSA, the Company and the Borrower entered into an Amendment No. 2 to Term Loan Credit Agreement, Consent and Waiver (the “Existing TL Amendment”), by and among the Company, the Borrower, the Existing Term Lenders party thereto constituting the Required Lenders (as defined therein) and Wilmington Trust, National Association, as administrative agent and collateral agent, which amends that certain Term Loan Credit Agreement, dated as of May 8, 2015 (the “Existing Term Loan Agreement,” as amended by the Existing TL Amendment, the “Amended Existing Term Loan Agreement”).

In connection with the Existing TL Amendment, the Existing Term Lenders party thereto (i) consent to the entry by the Borrower, the Company and the other guarantors party thereto into the Priming Facility, the Subordinated Facility and the other transactions contemplated by the TSA and (ii) permanently waive any defaults or events of default under the Existing Term Loan Agreement existing on or prior to September 30, 2020. In addition, the Existing TL Amendment eliminated substantially all of the covenants and events of default in the Existing Term Facility; provided that no guarantors of, or collateral securing, the Existing Term Loan Agreement was released.

The maturity date of the Amended Existing Term Loan Agreement is May 8, 2022. Loans under the Amended Existing Term Loan Agreement will bear interest at the Borrower’s election at (1) Base Rate (as defined in the Amended Existing Term Loan Agreement) plus 4.00% or (2) LIBO Rate (as defined in the Amended Existing Term Loan Agreement) plus 5.00%.

Further, in connection with the Existing TL Amendment, the Borrower made an offer to all Existing Term Lenders in accordance with Section 2.15(e) of the Existing Term Loan Agreement to repurchase 100% of such Existing Term Lender’s Existing Term Loans.

The foregoing description of the Existing TL Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Existing TL Amendment, a copy of which is filed herewith as Exhibit 10.1, and is incorporated herein by reference.

Priming Facility

On September 30, 2020, in accordance with the TSA, the Company and the Borrower entered into the Priming Term Loan Credit Agreement, by and among the Company, the Borrower, the Priming Lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and as collateral agent.

The Priming Credit Agreement provides for a secured term loan facility in an aggregate principal amount equal to $231,142,125.05. The proceeds of the Priming Credit Agreement were solely used to repurchase Existing Term Loans from the Existing Term Loan Lenders in accordance with Section 2.15(e) of the Existing Term Loan Agreement and the open market purchase arrangements thereunder.

The maturity date of the Priming Credit Agreement is May 8, 2024. Loans under the Priming Credit Agreement will bear interest at the Borrower’s election at: (1) Base Rate (as defined in the Priming Credit Agreement) plus 4.00% or (2) LIBO Rate (as defined in the Priming Credit Agreement) plus 5.00%.

The Borrower’s obligations under the Priming Credit Agreement are guaranteed by the Company and J.Jill Gift Card Solutions, Inc., a Florida corporation (“Jill Gift Card Solutions” and collectively with the Company, the “Guarantors”), and are secured by substantially all of the real and personal property of the Borrower and the Guarantors, subject to certain customary exceptions. The Priming Credit Agreement includes customary negative covenants for term loan agreements of this type, including covenants limiting the ability of the Borrower and the Guarantors to, among other things, incur additional indebtedness, create liens on assets, make investments, loans or advances, engage in mergers, consolidations, sales of assets and purchases, pay dividends and distributions, enter into transactions with affiliates, and make payments in respect of junior indebtedness, in each case subject to customary exceptions for term loan agreements of this type.

The Priming Credit Agreement also includes certain customary representations and warranties, affirmative covenants and events of default, including but not limited to, payment defaults, breaches of representations and warranties, covenant defaults, certain events under the Employee Retirement Income Security Act of 1974 (“ERISA”), certain final non-appealable judgments that are not covered by a reputable and solvent insurance company, certain defaults under other indebtedness, change of control and certain Title 11 proceedings.

In addition, the Priming Credit Agreement also provides for the issuance of the Company’s common stock, par value $0.01 per share (“Common Stock”), to the Priming Lenders as consideration. The Company is required to issue, and each Priming Lender will receive its pro rata portion of, shares of Common Stock (the “Equity Consideration”) with an aggregate value equal to the lesser of (x) $2.0 million and (y) 10% of the fully diluted shares of Common Stock on the Closing Date (in each case, as calculated as set forth in the Priming Credit Agreement). If the Equity Consideration received by Priming Lenders is less than 10% of the fully diluted shares of Common Stock on the Closing Date, then, on May 31, 2021, the Company will either (i) repay $5.0 million in aggregate principal amount of the loans under the Priming Credit Agreement, together with accrued and unpaid interest thereon or (ii) issue additional shares of Common Stock to the Priming Lenders in an amount equal to the greater of (I) (x) 10% of the fully diluted shares of Common Stock as of the Closing Date less (y) the percentage of the fully diluted shares of Common Stock as of the Closing Date represented by the Equity Consideration and (II) a number of shares of Common Stock with an aggregate value of $0.5 million at the time of such issuance; provided, that the Priming Lenders shall not receive on such date shares of Common Stock having a value greater than $4.75 million at the time of such issuance. Such equity consideration and/or payment to the Priming Lenders set forth in this paragraph shall be reduced by approximately 2%, reflecting the approximate percentage of loans under the Existing Term Loan Credit Agreement (prior to consummation of the Transaction) that remain outstanding under the Existing Term Loan Credit Agreement (following consummation of the Transaction).

The foregoing description of the Priming Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Priming Credit Agreement, a copy of which is filed herewith as Exhibit 10.2, and is incorporated herein by reference.

Subordinated Facility

On September 30, 2020, in accordance with the TSA, the Company and the Borrower entered into the Subordinated Facility, by and among the Company, the Borrower, the Subordinated Lenders and Wilmington Trust, National Association, as administrative agent and as collateral agent.

The Subordinated Facility provides for a secured term loan facility in an aggregate principal amount equal to $15 million and an additional incremental capacity subject to certain customary conditions. The proceeds of the Subordinated Facility, which shall be received on the Closing Date (as defined in the Subordinated Facility), will be used for general corporate purposes.

The maturity date of the Subordinated Facility is November 8, 2024. Loans under the Subordinated Facility will bear interest at the Borrower’s election at (1) Base Rate (as defined in the Subordinated Facility) plus 11.00% or (2) LIBO Rate (as defined in the Subordinated Facility) plus 12.00%.

The Borrower’s obligations under the Subordinated Facility are guaranteed by the Guarantors, and are secured by substantially all of the real and personal property of the Borrower and the Guarantors, subject to certain customary exceptions. The Subordinated Facility includes customary negative covenants for subordinated term loan agreements of this type, including covenants limiting the ability of the Borrower and the Guarantors to, among other things, incur additional indebtedness, create liens on assets, make investments, loans or advances, engage in mergers, consolidations, sales of assets and purchases, pay dividends and distributions, enter into transactions with affiliates, and make payments in respect of junior indebtedness, in each case subject to customary exceptions for subordinated term loan agreements of this type.

The Subordinated Facility also includes certain customary representations and warranties, affirmative covenants and events of default, including but not limited to, payment defaults, breaches of representations and warranties, covenant defaults, certain events under ERISA, certain final non-appealable judgments that are not covered by a reputable and solvent insurance company, certain defaults under other indebtedness, change of control and certain Title 11 proceedings.

In addition, the Subordinated Facility also provides for the issuance of Warrants (as defined below) to the Subordinated Lenders that provide such Subordinated Lenders the right to exercise Warrants (as defined below) in the aggregate for 27% of the fully diluted shares of the Common Stock on the Closing Date (as calculated as set forth in the Subordinated Facility).

The foregoing description of the Subordinated Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Subordinated Facility, a copy of which is filed herewith as Exhibit 10.3, and is incorporated herein by reference.

ABL Amendment

On September 30, 2020, in accordance with the TSA, the Company and the Borrower entered into an Amendment No. 4 to ABL Credit Agreement and Waiver (the “ABL Amendment”), by and among the Company, the Borrower, Jill Gift Card Solutions, the other lenders from time to time party thereto and CIT Finance LLC, as administrative agent and collateral agent, which amends that certain ABL Credit Agreement, dated as of May 8, 2015 (the “Existing ABL Agreement,” as amended by the ABL Amendment, the “Amended Existing ABL Agreement”).

In connection with the ABL Amendment, the ABL Lenders party thereto (i) consent to the entry by the Borrower, the Company and Jill Gift Card Solutions into the Priming Facility, the Subordinated Facility and the other transactions contemplated by the TSA and (ii) permanently waive any defaults or events of default under the Existing ABL Agreement existing on or prior to September 30, 2020.

The maturity date of the Amended Existing ABL Agreement is May 8, 2023. Loans under the Amended Existing ABL Agreement will bear interest, subject to Historical Excess Availability (as defined in the Amended Existing ABL Agreement), at either: (a)(1) Base Rate (as defined in the Amended Existing ABL Agreement) plus 1.25% or (2) LIBO Rate (as defined in the Amended Existing ABL Agreement) plus 2.25%; or (b)(1) Base Rate (as defined in the Amended Existing ABL Agreement) plus 1.50% or (2) LIBO Rate (as defined in the Amended Existing ABL Agreement) plus 2.50%.

The foregoing description of the ABL Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the ABL Amendment, a copy of which is filed herewith as Exhibit 10.4, and is incorporated herein by reference.

Warrant Agreement

In connection with the Subordinated Facility, the Company entered into a Warrant Agreement with American Stock Transfer & Trust Company, LLC, pursuant to which the Company issued an aggregate of 18,600,545 warrants (the “Warrants”) to the Subordinated Lenders. Each Warrant entitles holders thereof to purchase one share of Common Stock at an exercise price of $0.01 per share. The Warrants are exercisable for five years.

The foregoing description of the Warrant Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant Agreement, a copy of which is filed herewith as Exhibit 10.5, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the subheadings “Existing Term Facility,” “Priming Credit Agreement,” “Subordinated Facility” and “ABL Amendment” in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the issuance of the Common Stock, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants under Item 1.01, including, but not limited to, the information set forth under the subheading “Warrant Agreement,” is incorporated into this Item 3.02 by reference. Pursuant to the Priming Credit Agreement, the Company issued 3,283,584 shares of Common Stock to the Priming Lenders, and pursuant to the Subordinated Facility, the Company issued 18,600,545 Warrants to purchase 18,600,545 shares of Common Stock to the Subordinated Lenders. The Common Stock issuance and the Warrant issuance were undertaken in reliance upon the exemptions from registration provided by Regulation D and Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), respectively.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 30, 2020, TI IV JJILL Holdings, LP, the holder of a majority of the issued and outstanding shares of Common Stock took certain action by written consent (the “Consent”) in lieu of a meeting of the stockholders pursuant to Article XII of the Certificate of Incorporation of the Company (the “Certificate”) to (i) approve the issuance of shares of Common Stock to the Priming Lenders and the issuance of shares of Common Stock underlying the Warrants issued to the Subordinated Lenders, including for purposes of Rule 312.03 of the New York Stock Exchange Listed Company Manual, and (ii) approve a reverse stock split of the Common Stock at a ratio to be determined by the board of directors of the Company within a range of 1-for-3 and 1-for-10 (the “Reverse Stock Split”) and to reduce the number of authorized shares of Common Stock by the reverse stock split ratio determined by the board of directors (the “Authorized Share Reduction”), and to adopt an amendment to the Certificate to effectuate the Reverse Stock Split and the Authorized Share Reduction, if the board of directors determines, in its sole discretion, at any time prior to January 31, 2021, that the Reverse Stock Split and Authorized Share Reduction are in the best interests of the Company and its stockholders.

The Consent satisfied the stockholder approval requirement with respect to shareholder approval of the issuance of the Common Stock under the listing rules of the New York Stock Exchange and the Reverse Stock Split and Authorized Share Reduction.

The Company will prepare and cause to be sent or delivered to its stockholders of record an information statement relating to the items approved by the holder of a majority of the issued and outstanding shares of Common Stock set forth above. In accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”), such actions will not become effective until at least 20 calendar days after the Company distributes the information Statement.

Item 7.01	Regulation FD Disclosure.

On September 30, 2020, the Company issued a press release announcing the closing of the Transaction and the approval of the Reverse Stock Split and the Authorized Share Reduction by the Company’s board of directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 to this Current Report on Form 8-K is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 2 to Term Loan Credit Agreement, Consent and Waiver, dated as of September 30, 2020, by and among J.Jill, Inc. (as successor to Jill Holdings LLC), as holdings, Jill Acquisition LLC, as the borrower, the Required Lenders (as defined therein) and Wilmington Trust, National Association, as administrative agent and collateral agent. #

10.2	Priming Credit Agreement, dated as of September 30, 2020, by and among J.Jill, Inc., Jill Acquisition LLC, as the borrower, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and collateral agent. #

10.3	Subordinated Credit Agreement, dated as of September 30, 2020, by and among J.Jill, Inc., Jill Acquisition LLC, as the borrower, the lenders party thereto from time to time and Wilmington Trust, National Association, as administrative agent and collateral agent. #

10.4	Amendment No. 4 to ABL Credit Agreement and Waiver, dated as of September 30, 2020 by and among Jill Acquisition LLC and J.Jill Gift Card Solutions, Inc., as borrowers, J.Jill, Inc., as successor to JJill Holdings, Inc. and Jill Intermediate LLC, as parent, the other guarantors from time to time party thereto, the other lenders from time to time party thereto and CIT Finance LLC, as the administrative agent and collateral agent.

10.5	Warrant Agreement, dated as of October 2, 2020, by and among J.Jill, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press release, dated September 30, 2020.

#	Certain portions of this document have been omitted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2020	J.JILL, INC.

	By:	/s/ Mark Webb
	Name:	Mark Webb
	Title:	Executive Vice President and Chief Financial Officer